UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2019

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415)
738-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series C Cumulative Redeemable Perpetual Preferred Stock	DLR Pr C	New York Stock Exchange
Series G Cumulative Redeemable Preferred Stock	DLR Pr G	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock	DLR Pr I	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.:  ☐
Digital Realty Trust, L.P.:  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 10, 2019, Digital Realty Trust, Inc., as the sole general partner of Digital Realty Trust, L.P., executed the Nineteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P. in connection with its completion of an underwritten public offering of 13,800,000 shares (including a full exercise of the underwriters’ over-allotment option) of 5.200% Series L Cumulative Redeemable Preferred Stock, par value $0.01 per share, or the Series L Preferred Stock, on October 10, 2019, or the Series L Preferred Stock Offering. The Nineteenth Amended and Restated Agreement of Limited Partnership designates and authorizes the issuance to Digital Realty Trust, Inc. by Digital Realty Trust, L.P. of 13,800,000 of Digital Realty Trust, L.P.’s 5.200% Series L Cumulative Redeemable Preferred Units, or the Series L Preferred Units. The Series L Preferred Units have substantially similar rights, preferences and other privileges as the Series L Preferred Stock.
A copy of the Nineteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P. is filed as Exhibit 3.1 to this Current Report on Form
8-K
and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 3.1.
Item 3.02	Unregistered Sales of Equity Securities.

In connection with the closing of the Series L Preferred Stock Offering on October 10, 2019, Digital Realty Trust, L.P. issued to Digital Realty Trust, Inc. 13,800,000 Series L Preferred Units in exchange for Digital Realty Trust, Inc.’s contribution to Digital Realty Trust, L.P. of the net proceeds from the offering. The Series L Preferred Units have substantially similar rights, preferences and other privileges as the Series L Preferred Stock. Digital Realty Trust, L.P. issued the Series L Preferred Units to Digital Realty Trust, Inc. in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.
Item 3.03	Material Modifications to Rights of Security Holders.

Digital Realty Trust, Inc.
On October 9, 2019, Digital Realty Trust, Inc. filed with the State Department of Assessments and Taxation of Maryland Articles Supplementary, which we refer to as the Articles Supplementary, to its charter, classifying and designating 13,800,000 of its authorized capital stock as shares of the Series L Preferred Stock. As set forth in the Articles Supplementary, the Series L Preferred Stock ranks, with respect to dividend rights and rights upon Digital Realty Trust, Inc.’s liquidation, dissolution or winding-up,
senior to its common stock, par value $0.01 per share, or the Common Stock, and on parity with the 6.625% Series C Cumulative Redeemable Perpetual Preferred Stock, or the Series C Preferred Stock, 5.875% Series G Cumulative Redeemable Preferred Stock, or the Series G Preferred Stock, 6.350% Series I Cumulative Redeemable Preferred Stock, or the Series I Preferred Stock, 5.250% Series J Cumulative Redeemable Preferred Stock, or the Series J Preferred Stock, 5.850% Series K Cumulative Redeemable Preferred Stock, or the Series K Preferred Stock, and any future class or series of its capital stock expressly designated as ranking on parity with the Series L Preferred Stock. Holders of Series L Preferred Stock, when and as authorized by Digital Realty Trust, Inc.’s board of directors and declared by it, are entitled to cumulative cash dividends at the rate of 5.200% per annum of the $25.00 liquidation preference per share, equivalent to $1.30 per annum per share. Dividends are payable quarterly in arrears on the last day of March, June, September and December of each year, beginning on December 31, 2019. Dividends will accrue and be cumulative from and including October 10, 2019, the first date on which shares of the Series L Preferred Stock were issued.
If Digital Realty Trust, Inc. is liquidated, dissolved or wound up, holders of shares of the Series L Preferred Stock will be entitled to receive a liquidation preference of $25.00 per share, plus any accrued and unpaid dividends, up to but excluding the date of payment, before any payments are made to the holders of the Common Stock or other shares ranking junior to the Series L Preferred Stock as to liquidation rights, none of which exist on the date hereof. The rights of the holders of shares of the Series L Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of each other series or class of capital stock ranking on parity with the Series L Preferred Stock as to liquidation, including the Series C Preferred Stock, Series G Preferred Stock, Series I Preferred Stock, Series J Preferred Stock and Series K Preferred Stock.

Generally, Digital Realty Trust, Inc. may not redeem the Series L Preferred Stock prior to October 10, 2024, except in limited circumstances to preserve our status as a real estate investment trust, and pursuant to the special optional redemption provision described below. On and after October 10, 2024, Digital Realty Trust, Inc. may, at our option, redeem the Series L Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends up to but excluding the redemption date. In addition, upon the occurrence of a “Change of Control” (as defined below), Digital Realty Trust, Inc. may, at our option, redeem the Series L Preferred Stock, in whole or in part within 120 days after the first date on which such Change of Control occurred, by paying $25.00 per share, plus any accrued and unpaid dividends to, but not including, the date of redemption. If, prior to the Change of Control Conversion Date (as defined below), Digital Realty Trust, Inc. exercises any of its redemption rights relating to the Series L Preferred Stock (whether the optional redemption right or the special optional redemption right), the holders of Series L Preferred Stock will not have the conversion rights described below.
Upon the occurrence of a “Change of Control” (as defined below), each holder of Series L Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date, Digital Realty Trust, Inc. has provided or provides notice of our election to redeem the Series L Preferred Stock) to convert some or all of the Series L Preferred Stock held by such holder on the Change of Control Conversion Date, which we refer to as the Change of Control Conversion Right, into a number of shares of Common Stock per share of Series L Preferred Stock to be converted equal to the lesser of:
•	the quotient obtained by dividing (i) the sum of (x) the $25.00 liquidation preference plus (y) the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series L Preferred Stock dividend payment and prior to the corresponding Series L Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (as defined below); and

•	0.38518 (i.e., the Share Cap), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.
The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of our Common Stock), subdivisions or combinations with respect to the Common Stock as described in the Articles Supplementary.
Upon such a conversion, the holders will be limited to a maximum number of shares of Common Stock equal to the Share Cap multiplied by the number of shares of Series L Preferred Stock converted. If the Common Stock Price is less than $64.905 (which is approximately 50% of the per-share
closing sale price of our common stock reported on the New York Stock Exchange, or the NYSE, on September 30, 2019), subject to adjustment, the holders will receive a maximum of an aggregate of 5,315,484 shares of our common stock, which may result in the holders receiving a value that is less than the liquidation preference of the Series L Preferred Stock.
If, prior to the Change of Control Conversion Date, Digital Realty Trust, Inc. has provided a redemption notice, whether pursuant to its special optional redemption right in connection with a Change of Control or its optional redemption right, holders of Series L Preferred Stock will not have any right to convert the Series L Preferred Stock in connection with the Change of Control Conversion Right and any shares of Series L Preferred Stock selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.
A “Change of Control” is when, after the original issuance of the Series L Preferred Stock, the following have occurred and are continuing:
•	the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of our stock entitling that person to exercise more than 50% of the total voting power of all of Digital Realty Trust, Inc. stock entitled to vote generally in the election of its directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•	following the closing of any transaction referred to in the bullet point above, neither Digital Realty Trust, Inc. nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the NYSE, the NYSE MKT LLC, or the NYSE MKT, or the NASDAQ Stock Market, or NASDAQ, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

The “Change of Control Conversion Date” is the date the Series L Preferred Stock is to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which we provide the required notice of the occurrence of a Change of Control to the holders of Series L Preferred Stock.
The “Common Stock Price” will be (i) if the consideration to be received in the Change of Control by the holders of our Common Stock is solely cash, the amount of cash consideration per share of our Common Stock or (ii) if the consideration to be received in the Change of Control by holders of our Common Stock is other than solely cash (x) the average of the closing sale prices per share of our Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which our Common Stock is then traded, or (y) the average of the last quoted bid prices for our Common Stock in the over-the-counter
market as reported by OTC Markets Group Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if our Common Stock is not then listed for trading on a U.S. securities exchange.
The foregoing description of the Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland on October 9, 2019, which Articles Supplementary is filed as Exhibit 3.2 to this Current Report on Form
8-K
and is incorporated herein by reference. A specimen certificate for the Series L Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
Digital Realty Trust, L.P.
On October 10, 2019, Digital Realty Trust, Inc., as the sole general partner of Digital Realty Trust, L.P., executed the Nineteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P. creating the Series L Preferred Units that mirror the rights and preferences of the Series L Preferred Stock described above. At the closing, Digital Realty Trust, Inc. contributed the net proceeds of the Series L Preferred Stock Offering to Digital Realty Trust, L.P. in exchange for 13,800,000 Series L Preferred Units. If shares of Series L Preferred Stock are converted into shares of the Common Stock, Digital Realty Trust, L.P. will convert an equal number of Series L Preferred Units into units of its common partnership interest, and if shares of Series L Preferred Stock are converted into consideration other than shares of the Common Stock, Digital Realty Trust, L.P. will retire an equal number of Series L Preferred Units. The terms of conversion of the Series L Preferred Stock are described above under this Item 3.03. A complete description of the Series L Preferred Units is contained in the Nineteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P. filed as Exhibit 3.1 to this Current Report on Form
8-K
and incorporated herein by reference.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Digital Realty Trust, Inc.
On October 9, 2019, Digital Realty Trust, Inc. filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland designating the powers, preferences and privileges of the Series L Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form
8-K,
including the summary description of the powers, preferences and privileges of the Series L Preferred Stock, is incorporated herein by reference. A copy of the Articles Supplementary is filed as Exhibit 3.2 to this Current Report on Form
8-K
and is incorporated herein by reference. A specimen certificate for the Series L Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
Digital Realty Trust, L.P.
Effective October 10, 2019, Digital Realty Trust, Inc., as the sole general partner of Digital Realty Trust, L.P., executed the Nineteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P. designating the powers, preferences and privileges of the Series L Preferred Units. The information about the Nineteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P. under Items 1.01 and 3.03 of this Current Report on Form
8-K,
including the summary description of the powers, preferences and privileges of the Series L Preferred Units, is incorporated herein by reference. A copy of the Nineteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P. is filed as Exhibit 3.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
Item 8.01	Other Events.

On October 10, 2019, Digital Realty Trust, Inc. completed an underwritten public offering of 13,800,000 shares (including a full exercise of the underwriters’ over-allotment option) of its Series L Preferred Stock, for net proceeds of approximately $334.6 million after deducting the underwriting discount and other estimated expenses payable by Digital Realty Trust, Inc. The offering of the Series L Preferred Stock was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on September 22, 2017 (Registration No.
 333-220576),
a base prospectus, dated September 22, 2017, included as part of the registration statement, and a prospectus supplement, dated October 1, 2019, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form
8-K
an opinion of our counsel, Venable LLP, regarding certain matters of Maryland law, including the validity of the Series L Preferred Stock.
Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Nineteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P.

3.2
Articles Supplementary designating Digital Realty Trust, Inc.’s 5.200% Series L Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form 8-A of Digital Realty Trust, Inc. (File No. 001-32336) filed on October 9, 2019).

4.1
Specimen Certificate for Digital Realty Trust, Inc.’s 5.200% Series L Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A of Digital Realty Trust, Inc. (File No. 001-32336) filed on October 9, 2019).

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: October 10, 2019

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Executive Vice President, General Counsel and Secretary